UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     February 28, 2005

Mac-Gray Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13495	04-3361982
(Commission File Number)	(IRS Employer Identification No.)

22 Water Street Cambridge, Massachusetts	02141
(Address of Principal Executive Offices)	(Zip Code)

(617) 492-4040
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On February 28, 2005, Mac-Gray Corporation (the “Company”) issued a press release announcing its financial results for the year ended December 31, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.  In addition, on February 28, 2005, Mac-Gray held a conference call to discuss the press release the and the Company’s financial results.  A copy of the conference call transcript is furnished as Exhibit 99.2 to this Current Report.

The information provided in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.

Item 9.01.  Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description

99.1*	Press Release of Mac-Gray Corporation issued on February 28, 2005.

99.2*	Transcript of Conference Call held by Mac-Gray on February 28, 2005.

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAC-GRAY CORPORATION

Date: March 2, 2005	By:	/s/ Michael J. Shea
		Name:	Michael J. Shea
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release of Mac-Gray Corporation issued on February 28, 2005.

99.2*	Transcript of Conference Call held by Mac-Gray on February 28, 2005.

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.